Warrant Liabilities	9 Months Ended
Sep. 30, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Warrant Liabilities	Warrant LiabilitiesIn connection with certain loan borrowing agreements and equity raises, the Company issues warrants to purchase preferred shares. The Company evaluated the accounting treatment for the preferred share warrants issued and concluded pursuant to its evaluation of ASC 480, Distinguishing Liabilities From Equity, and determined that there is an obligation to issue a variable number of shares and as such, were considered a liability in the consolidated balance sheets. The warrant liability requires the Company to remeasure the value of the underlying warrants and report the effect of the changes on the Company’s operations until the warrants are exercised or expired. The primary underlying risk exposure pertaining to the warrants is the change in fair value of the underlying preferred shares for each reporting period.